SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 22, 1998


                            SEARS, ROEBUCK AND CO.

              (Exact name of registrant as specified in charter)


  New York                 1-416                     36-1750680
(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                  Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois            60179
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (847) 286-2500





Item 5.     Other Events.

      On October 22, 1998, the registrant issued its third quarter earnings press release attached hereto as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      The Exhibit Index on page E-1 is incorporated herein by reference.





                                  SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS, ROEBUCK AND CO.



Date: October 22, 1998                    By:/s/ALAN J. LACY
                                                ALAN J. LACY
                                                Chief Financial Officer
                                                and President, Credit







                                   EXHIBITS



99.    Sears, Roebuck and Co. press release dated October 22, 1998.




                                      E-1